UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2020

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KMPH	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01          Other Events.

On September 25, 2020, KemPharm, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing that today the Company filed a preliminary proxy statement on Schedule 14a (the "Preliminary Proxy Statement") with the U.S. Securities and Exchange Commission (the "SEC") to hold a special meeting of stockholders to authorize a potential reverse stock split of the Company's common stock (the "Special Meeting"). Additional meeting details will be included in the Company’s definitive proxy statement on Schedule 14a (the "Definitive Proxy Statement") with respect to the Special Meeting to be filed with the SEC, which will be mailed to all stockholders entitled to receive notice of and to vote at the Special Meeting. Stockholders are not required to take any action at this time.

The full text of the Press Release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find it:

This communication is being made in respect of the proposed Special Meeting.  The Company filed with the SEC the Preliminary Proxy Statement, and will file other documents regarding the Special Meeting with the SEC.  Following the filing of the Preliminary Proxy Statement and any SEC review thereof, if any, the Company will mail the Definitive Proxy Statement to its stockholders.  Before making any voting decision regarding the matters to be presented at the Special Meeting, stockholders are advised to read the Preliminary Proxy Statement and, when available, the Definitive Proxy Statement in connection with the solicitation for proxies for the Special Meeting, because these statements will contain important information.  The Definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the matters to be presented at the Special Meeting.  The Company’s stockholders may also obtain a copy of the Preliminary or Definitive Proxy Statement (once available) as well as other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to:  KemPharm, Inc., 1180 Celebration Blvd., Suite 103, Celebration, FL, 34747, Attn: Corporate Secretary.

Participants in the Solicitation:

The Company, and its directors and its executive officers, may under the rules of the SEC, be considered participants in the solicitation of proxies with respect to the Special Meeting.  Information about the directors and executive officers of the Company and a description of their interests in the Company and the matters to be presented at the Special Meeting are contained in the Preliminary Proxy Statement and Definitive Proxy Statement, each as filed with the SEC.  Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on May 8, 2020.  These documents can be obtained free of charge from the sources indicated above.

Item 9.01          Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release titled "KemPharm Files Preliminary Proxy for Special Meeting of Stockholders " dated September 25, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: September 25, 2020	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton, CPA
Chief Financial Officer, Secretary and Treasurer